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                                                                    EXHIBIT 10.7

                           AAG and GM Bridge Agreement

Delayed GM Payment for AAG 4th Quarter 2000 Services Payment issued on or before January 16, 2001

Economics                           Surcharge Amount

Core Region                $        [xxx] x 4th Qtr % Compliance to [xxx] Hr.
                                    Dispatch Std

Bleeder                    $        [xxx] Surcharge increases [xxx] Jan 1,  01

East                       $        [xxx]

Florida & South            $        [xxx]

NorthWest                  $        [xxx] Surcharge reduction to [xxx] upon
                                    transition of Dilworth (Target Nov 5, 2000)

Canada                     $        [xxx] Oshawa - Montreal St Therese, Windsor

Labor Surcharge

                           01-Oct-00

         Canada            $        [xxx] Excluding Oshawa - Montreal/St
                                    Therese, Windsor

Terms:
Core Region                Oct 1, 00 - July 31,  01
Balance US/Can             Rolling 60 Day - cancellation location specific,
                           either party, with 60 day prior written notice

GM Market testing following location:
[xxx]
[xxx]
[xxx]

Reassignment of [xxx] and [xxx]- latter 4th qtr or 1st qtr

I.E. Pontiac East - [xxx]% Minimum Goal
[xxx]% Compliance = [xxx]% $[xxx]
[xxx]% Compliance = [xxx]% of $[xxx] applied to conforming units


Side note - not part of agreement. Fuel will increase October 1, 2000 to [xxx] US and [xxx] Canadian

-----------------------------

[xxx] represents material deleted per the Company's request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934